INCOME TAXES - Income tax expenses and net (loss) / income per share amounts (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 28, 2026	Feb. 28, 2025	Feb. 29, 2024
INCOME TAXES
Increase in income tax expenses	$ 20,658	$ 7,225	$ 700
Net (loss) / income per common share-basic	$ 2.68	$ 0.38	$ (0.02)
Net (loss) / income per common share-diluted	$ 2.64	$ 0.38	$ (0.02)